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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 18, 1998



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                     94-312146
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)



              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500

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ITEM 5. OTHER EVENTS

     On September 18, 1998, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Celtrix Restructures Company to Concentrate on Clinical Development of SomatoKine(R). Further details regarding this announcement are contained in the Company's news release dated September 18, 1998, attached as exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  EXHIBITS

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
Exhibit 21       Celtrix Pharmaceuticals, Inc. News Release dated September 18, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  September 18, 1998        By: /s/ Donald D. Huffman
                                    --------------------------------------------
                                    Donald D. Huffman
                                    Vice President, Finance & Administration
                                    Chief Financial Officer (Duly authorized
                                    principal financial and accounting officer.)

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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


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
Exhibit Number
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
Exhibit 21      Celtrix Pharmaceuticals, Inc. Press Release dated September 18, 1998.
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